UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2009

Nelnet, Inc.

(Exact name of registrant as specified in its charter)

Nebraska (State or other jurisdiction of incorporation)	001-31924 (Commission File Number)	84-0748903 (IRS Employer Identification No.)

121 South 13th Street, Suite 201, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 13, 2009, Nelnet Student Loan Funding, LLC (“NSLF”), a subsidiary of Nelnet, Inc. (the “Company” or “Nelnet”), filed a free-writing prospectus (the “Prospectus”) with the Securities and Exchange Commission (the “SEC”) in connection with a proposed offering of student loan asset-backed notes to be issued by Nelnet Student Loan Trust 2009-2 pursuant to an effective registration statement previously filed by NSLF with the SEC (File No. 333-144431). The Prospectus contains information under the caption “The Student Loan Operations of Nelnet Student Loan Trust 2009-2 - Nelnet, Inc. - Recent Developments - Federal False Claims Act Lawsuit” about a complaint in a Federal False Claims Act proceeding that was previously served on the Company. The Complaint was unsealed and made publicly available on August 24, 2009. The Complaint stems from 9.5% Floor payments received by the Company. These payments were disclosed by the Company beginning in 2003. The Company disagrees with the allegations in the Complaint and believes the related issues were resolved when the Company entered into a Settlement Agreement with the Department of Education in January 2007. The Settlement Agreement contains an acknowledgment by the Department of Education that Nelnet acted in good faith in connection with its billings for 9.5% Floor payments. Such information is set forth in Exhibit 99.1 to this report and is incorporated by reference herein for the sole purpose of providing corresponding disclosure of such information by the Company under the Securities Exchange Act of 1934.

Information other than historical facts contained in this report may be considered forward looking in nature and is subject to various risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, or expected. Among the key factors that may have a direct bearing on the Company’s operating results, performance, or financial condition expressed or implied by the forward-looking statements herein are the pending nature of the legal proceeding reported herein and its initial stage as to the Company, and other matters discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent Quarterly Reports on Form 10-Q filed with the SEC. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed as part of this report:
Exhibit No.	Description

                     99.1                  Information in the Prospectus under the caption “The Student Loan Operations of

                                              Nelnet Student Loan Trust 2009-2 - Nelnet, Inc. - Recent Developments - Federal

                                              False Claims Act Lawsuit”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2009	NELNET, INC.

By:	/s/ TERRY J. HEIMES
Name: Terry J. Heimes
Title: Chief Financial Officer

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